Deferred income	12 Months Ended
Dec. 31, 2019
Accruals and deferred income [abstract]
Disclosure of deferred income [text block]
18	Deferred income

Deferred income consists of the following:

	As of December 31
in 000€	2019	2018	2017
Deferred maintenance & license	27,667	22,606	18,723
Deferred (project) fees	4,647	4,838	3,765
Deferred government grants	359	338	71
Total	32,672	27,782	22,559
current	27,641	23,195	18,791
non-current	5,031	4,587	3,768

The deferred maintenance and license consist of maintenance fees paid up-front which are deferred and amortized over the maintenance period. The deferred (project) fees consist of one-time and advance payments received which are deferred in accordance with the revenue accounting policies. The deferred government grants are recognized as income under "other operating income".

We refer to Note 22.1.2 for more detail on the contract liabilities.